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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-4 of our report dated February 8, 2002 relating to the financial statements, which appears in Champion Enterprises, Inc.'s Current Report on Form 8-K, dated October 18, 2002. We also consent to the reference to us under the heading "Experts" in such Amendment No. 2.



/s/ PricewaterhouseCoopers LLP


Detroit, Michigan
October 18, 2002